UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2021
AMERICAN AIRLINES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2021 Annual Meeting of Stockholders of American Airlines Group Inc. (the “Company”) held on June 9, 2021 (the “2021 Annual Meeting”), the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”):
Proposal 1: Election of Directors.
The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	234,325,289	6,154,184	687,890	176,899,802
Jeffrey D. Benjamin	222,971,264	17,471,516	724,583	176,899,802
Adriane M. Brown	238,147,919	2,321,084	698,360	176,899,802
John T. Cahill	235,299,784	4,980,068	887,511	176,899,802
Michael J. Embler	235,951,154	4,469,200	747,009	176,899,802
Matthew J. Hart	235,531,879	4,908,613	726,871	176,899,802
Susan D. Kronick	233,197,031	7,265,861	704,471	176,899,802
Martin H. Nesbitt	235,884,371	4,534,994	747,998	176,899,802
Denise M. O'Leary	234,348,564	6,115,411	703,388	176,899,802
W. Douglas Parker	234,008,483	5,931,756	1,227,124	176,899,802
Ray M. Robinson	222,530,013	17,903,762	733,588	176,899,802
Douglas M. Steenland	224,788,621	15,640,519	738,223	176,899,802
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
412,730,611	3,867,828	1,468,726
Proposal 3: Advisory Vote to Approve Executive Compensation.
The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
208,093,207	31,969,347	1,104,809	176,899,802
Proposal 4: Stockholder Proposal to Amend Certain Voting Thresholds.
The stockholders approved, on an advisory basis, the proposal that the Company amend certain voting thresholds in its Certificate of Incorporation.

For	Against	Abstain	Broker Non-Votes
177,957,685	61,707,225	1,502,453	176,899,802

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 9, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer